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NEW ENGLAND FUNDS
WHERE THE BEST MINDS MEET

ANNUAL REPORT AND PERFORMANCE UPDATE

NEW ENGLAND
INTERMEDIATE TERM
TAX FREE FUND OF NEW YORK
[ARTWORK APPEARS HERE]
DECEMBER 31, 1995

January 31, 1996
DEAR SHAREHOLDER,
ItOs a real pleasure to present to you the 1995 Annual Report for New England Intermediate Term Tax Free Fund of New York, containing your portfolio managerOs commentary and complete financial information.

FAVORABLE ECONOMIC CONDITIONS IN 1995
In 1995 subdued economic growth with little or no inflation created a
very favorable backdrop for the bond and stock markets.   Long term
interest rates dipped on the positive inflation news, with the yield on the 30-year Treasury bond falling to a low of 5.95% at year end. The stock market, fueled by lower interest rates and solid corporate earnings growth, advanced 37.6%, as measured by the Standard & PoorOs
500 Index,* for its best showing since 1958.   In July and in
December, the Federal Reserve Board lowered short term rates, signaling its belief that the economy was indeed on a path towards slow, non-inflationary growth.

NEW ENGLAND FUNDS - WHERE THE BEST MINDS MEET
Over this past year we launched our new corporate identity - Where the Best Minds Meet -which we believe reflects the essence of New England Funds. Our unique multiple adviser structure brings together some of the best investment minds in the business. As recent examples, consider New England Star Advisers Fund, managed by four prominent equity advisers, and New England Star Worldwide Fund, a global fund introduced this January which builds off the Star Advisers concept.
In addition, last May we launched New England Strategic Income Fund, under the management of Dan Fuss of Loomis Sayles. One of the industryOs most respected managers, Dan Fuss was named 1995Os OBond Fund Manager of the YearO by Morningstar(tm) for his past record of accomplishment in fund management at Loomis Sayles.**
* Standard & PoorOs 500 is an unmanaged index representing 500 major companies, the majority of which are listed on the New York Stock Exchange.
** Morningstar is a third party, independent mutual fund rating service.

1995 DALBAR AWARD FOR SERVICE EXCELLENCE
Where the Best Minds Meet also refers to your financial adviser and all the people at New England Funds who provide you with quality service. We are proud to report that in recognition of our ongoing quality initiatives, New England Funds has been named a 1995 Quality Tested Service Seal Winner by DALBAR, an independent mutual fund service rating company. The coveted DALBAR award was given to only seven companies for Oproviding the highest tier of service excellence in the mutual fund industry.O

OUTLOOK FOR 1996
Looking ahead, we believe interest rates are likely to remain flat as the economy continues on its slow, steady, non-inflationary growth path. While this scenario is extremely positive for the long term, it is unlikely that 1996 will see a repeat of last yearOs stellar performance. At this time itOs worth reiterating that long-term investors should not focus on one yearOs performance. Instead, we recommend that you review your asset allocation program with your financial adviser, then remain committed to that program to carry out its objectives.

We believe you will find your portfolio managerOs commentary informative. If you have any questions or comments, please contact your financial representative or New England Funds directly at 800-225-5478. Also, please contact New England Funds for a prospectus on any of the funds mentioned above. The prospectus details investment objectives and risks, as well as management fees and expenses. You should read it carefully before investing or sending money.

Sincerely,


          /s/Peter S. Voss    /s/Henry L.P. Schmelzer
          Peter S. Voss       Henry L.P. Schmelzer
          Chairman            President

NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

INVESTMENT RESULTS THROUGH DECEMBER 31, 1995

Putting Performance into Perspective
The graph comparing your FundOs performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your FundOs total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

A $10,000 INVESTMENT IN CLASS A SHARES
COMPARED TO LEHMAN MUNICIPAL INDEX(4) AND THE COST OF LIVING(5)
[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares compared to Lehman Municipal Index(4) and the Cost of Living(5). The data points from the graph are as follows:]

New England Intermediate Term Tax Free Fund of New York
 - Net Asset Value(1)
Year                                                           Amount
-----                                                          ------
1995                                                           $11,800
1994                                                           $10,304
1993                                                           $10,738
4/23/93                                                        $10,000

New England Intermediate Term Tax Free Fund of New York
 - With Maximum Sales Charge(2)

Year                                                           Amount
-----                                                          ------
1995                                                           $11,505
1994                                                           $10,047
1993                                                           $10,470
4/23/93                                                         $9,750

Lehman Municipal Index(4)

Year                                                           Amount
-----                                                          ------
1995                                                           $11,938
1994                                                           $10,164
1993                                                           $10,718
4/23/93                                                        $10,000

Cost of Living(5)
Year                                                           Amount
-----                                                          ------
1995                                                           $10,668
1994                                                           $10,396
1993                                                           $10,125
4/23/93                                                        $10,000
This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95*

CLASS A                               1 YEAR SINCE INCEPTION (4/23/93)
Net Asset Value(1)                    14.52%                     6.34%
With Max. Sales Charge(2)              11.68                      5.36
Lipper NY Municipal Average(6)         12.71                      5.49

 CLASS B (Inception 9/13/93)          1 YEAR           SINCE INCEPTION
Net Asset Value(1)                    13.68%                     3.69%
With CDSC(3)                            9.68                      2.47
Lehman Municipal Index(4)              17.46                      5.63
Lipper NY Municipal Average(6)         12.71                      4.60

12/31/95 YIELDS*                     CLASS A                   CLASS B

SEC 30-day Yield                       4.73%                     4.12%
NY State Taxable Equivalent Yield       8.48                      7.38
NY City Taxable Equivalent Yield        8.90                      7.76

SEC Yield is based on the FundOs net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines. Taxable equivalent yield is based on the maximum combined federal and New York state income tax bracket of 44.19% or the combined Federal, New York State and New York City income tax bracket of 46.88%. The alternative minimum tax and some federal and state taxes may apply.

* These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

     NOTES TO CHARTS AND PERFORMANCE UPDATE
1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
2 With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 2.5% at the time of purchase of Class A shares.
3 With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.
4 Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
5 Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, as calculated by the U.S. Bureau of Labor Statistics.
6    Lipper  Average  is  an average of the total  return  performance
     (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

NEW ENGLAND INTERMEDIATE TERM
TAX FREE FUND OF NEW YORK
[PHOTO]
Portfolio Manager:  James Welch
Back Bay Advisers, L.P.

For investors in both stocks and bonds, 1995 was an
outstanding year. The stock market, as measured by the Dow Jones Industrial Average(1), repeatedly reached record highs, and the bond market provided attractive yields and total returns. In large measure, this reflected the Federal Reserve BoardOs success at bringing the economy in for a Osoft landingO: At year-end, economic growth was moderate, and inflation under control.

Almost all sectors of the bond market participated in a rally that sustained itself for most of the year. There was a modest pull back during the second quarter, as investors turned their attention to the stock market, but momentum was regained over the final six months of the year. The rally was driven by a sharp decline in interest rates. From the beginning to the end of the FundOs fiscal year, the yield on 30-year Treasury bonds fell by 1.75 percentage points, from 7.70% to 5.95%. Although U.S. government bonds were the biggest beneficiaries of this decline, most other fixed-income securities, including municipal bonds, received a significant boost as well.

HOW YOUR FUND PERFORMED
The FundOs Class A shares posted a positive total return of 14.52% for the 12-month period, based on net asset value. We had anticipated the economyOs soft landing, and had positioned the Fund early on to take advantage of such an environment. We began upgrading the quality of the securities in the FundOs portfolio during the prior fiscal year, and continued to do so throughout 1995. As interest rates

NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

declined,  the  Oyield gapO between bonds of higher and lower  quality narrowed, making it possible to invest in relatively high quality bonds without sacrificing performance. This strategy also helped the Fund perform very well relative to other funds with similar objectives. The FundOs total return stands up nicely when compared to the 12.71% return from the Lipper New York Municipal Average(2).

NUMBER ONE RANKED FUND
WE ARE VERY PLEASED TO NOTE THAT YOUR FUND WAS THE TOP PERFORMER IN 1995 AMONG THE 24 FUNDS INCLUDED IN THE LIPPER NEW YORK MUNICIPAL AVERAGE. IN ADDITION, THE FUND IS RANKED NUMBER ONE SINCE ITS APRIL 1993 INCEPTION, AMONG THE 11 PEER FUNDS IN EXISTENCE SINCE THAT DATE.

In addition to its strong total return, your Fund continued to provide a high level of tax-exempt income during the year. On December 31, 1995, the FundOs yields for Class A and Class B shares were 4.73% and 4.12%, respectively.a. These translate into taxable equivalent yields of 8.48% for Class A shares and 7.38% for Class B shares, based on the maximum combined federal and New York state income tax rate of 44.19%. For New York City residents in the maximum combined tax bracket of 46.88%, the taxable equivalent yields were 8.90% for Class A shares and 7.76% for Class B shares(3).

HOW WE MANAGED YOUR FUND
Overall, the stateOs economy continued to strengthen during 1995, while New York City remained a source of concern. We had already reduced our exposure to the

a. Yield is calculated using a standard formula established by the Securities and Exchange Commission, and is an annualized percentage based on the yield earned for the FundOs Class A shares and Class B shares during the 30 days ending December 31, 1995.

NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

CityOs general obligation bonds before its debt rating was downgraded from A- to BBB+, the lowest tier of the investment grade rating spectrum. When selecting City debt, we have emphasized higher coupon bonds - these tend to hold their value during periods of economic uncertainty. We sold our remaining City investments in the healthcare sector, prompted by the CongressOs stated desire to reform Medicare and Medicaid.

The state as a whole, and regions along the Canadian border in particular, benefited from the North American Free Trade Agreement. We took advantage of the favorable climate by giving some state and local general obligation bonds greater exposure, although revenue bonds issued to fund essential services remain prominent in the portfolio. The transportation sector, which includes highway and airport revenue bonds, showed particular improvement as the economy picked up steam. Airport bonds especially benefited - usage fees increased along with passenger traffic.

OUTLOOK FOR THE MUNICIPAL MARKET
We believe the long-term outlook for New YorkOs municipal bond market is positive. The impact from events such as the impasse over the federal governmentOs debt ceiling and ongoing discussions about tax reform should prove to be short-term in nature. In fact, lower prices that resulted from the marketOs concerns about tax reform were taken as a buying opportunity for the Fund.

Municipal bonds may also continue to enjoy their current attractiveness compared to Treasury securities. With some municipal bonds yielding as much as 90% of Treasuries at year-end, they offer exceptional value for

NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

investors. This becomes even more apparent when municipal bond yields are compared to Treasuries on a taxable-equivalent basis.

In recent years, there has been a steady decline in the volume of new issue municipal bonds in New York - $18.7 billion were issued in 1995, a slight decline from 1994. This trend should continue in the future. The combination of relatively low supply and steady demand from investors seeking relief from federal and state income taxes suggests a favorable environment for New York municipal bonds and for the Fund.
1. The Dow Jones Industrial Average is an unmanaged index of the price of 30 stocks, all of which are traded on the New York Stock Exchange.
2. The Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar objectives, as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
3. The alternative minimum tax (AMT) may apply. Some federal and state taxes may apply.

PORTFOLIO QUALITY AS OF DECEMBER 31, 1995
[A pie chart appears here, illustrating the portfolio quality of New England Intermediate Term Tax Free Fund of New York at December 31, 1995. The pie chart is broken in pieces representing credit ratings in the following percentages.]

Credit Rating                    Percentage
-------------                    ----------
AAA                                     17%
AA                                     5.7%
A                                     18.7%
BBB                                     57%
CASH                                   1.6%
--------------------------------------------
AVERAGE PORTFOLIO QUALITY =A-
AVERAGE PORTFOLIO MATURITY = 10 YEARS

Quality rating provided by Standard & PoorOs.
NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK

Glossary for Mutual Fund Investors

TOTAL RETURN D The change in value of a mutual fund investment over a
specific  time  period,  assuming  all  earnings  are  reinvested   in
additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS D Payments to shareholders resulting from the net interest or dividend income earned by a fundOs portfolio.

CAPITAL GAINS DISTRIBUTIONS D Payments to shareholders of profits earned from selling securities in a fundOs portfolio. Capital gains distributions are usually paid once a year.

YIELD D The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY D Refers to the period of time before principal repayment on a bond is due. A bond fundOs Oaverage maturityO refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION D A measure, stated in years, of a bond or bond fundOs sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a fund is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a fund with a duration of 4 years should rise in value 4%. Conversely, the fund should decline 4% if interest rates rise 1%.

TREASURIES D Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of treasuries: Bills (maturity of 3D12 months), Notes (maturity of 1D10 years) and Bonds (maturity of 10D30 years).

MUNICIPAL BOND D A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and in most cases from state and local income taxes. The two main types are General Obligation (GO) Bonds, which are backed by the full faith and credit and taxing powers of the municipality; and Revenue Bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

 [LOGO OF NEW ENGLAND FUNDS APPEARS HERE]

NEW ENGLAND FUNDS
Where The Best Minds Meet (TM)


PORTFOLIO COMPOSITION, FINANCIAL STATEMENTS AND HIGHLIGHTS

NEW ENGLAND
INTERMEDIATE TERM
TAX FREE FUND
OF NEW YORK

December 31, 1995

PORTFOLIO COMPOSITION
Investments as of December 31, 1995

TAX EXEMPT BONDS--99.8% OF TOTAL NET ASSETS

                                              RATINGS (C)
                                              (UNAUDITED)
                                       ------------------
FACE                                               STANDARD
AMOUNT     ISSUER                           MOODY'S& POOR'S VALUE (A)
----------------------------------------------------------------------
            NEW YORK--78.2%
  $250,000  Albany, NY, Housing Authority,
            6.250%, 10/01/12                   Baa1      --  $258,165
   500,000  Buffalo, NY, Sewer Authority
            Revenue, 07/01/12 (FGIC)
            5.000%                              AAA     AAA   491,730
   750,000  Hempstead Town Industrial
            Development Agency,
            7.400%, 12/01/10                   Baa1      A-   782,197
   700,000  Metropolitan Transportation
            Authority,
            7.125%, 07/01/09                   Baa1     BBB   783,468
   685,000  New York City, 8.00%, 08/01/03     Baa1    BBB+   786,264
   500,000  New York City, 7.25%, 08/15/07     Baa1    BBB+   564,220
   500,000  New York City, 5.75%, 02/01/08     Baa1    BBB+   496,965
            1,065,000 New York, Prerefunded,
            8.400%, 11/15/08                    AAA     AAA 1,298,448
   250,000  New York City Municipal Water,
            Prerefunded,
            7.000%, 06/15/09                    AAA     AAA   284,445
   250,000  New York City Municipal Water,
            7.000%, 06/15/09                     A        A   281,462
 1,000,000  New York State Certificates, 6.000%,
            09/01/98                           Baa1     BBB 1,044,500
   500,000  New York State Dorm. Authority,
            5.750%, 7/01/07.                   Baa1    BBB+   514,400
   350,000  New York State Dorm. Authority,
            5.50%, 05/15/10                    Baa1     BBB   346,209
   500,000  New York State Dorm. Authority,
            6.250%, 05/15/14                   Baa1    BBB+   520,460
   500,000  New York State Housing Finance
            Agency, 5.375%, 03/15/11           Baa1     BBB   481,610
   500,000  New York State Local Government
            Assistance, 7.250%, 04/01/07         A        A   569,925
   200,000  New York State Local Government
            Assistance, 6.00%, 04/01/08          A        A   215,088
   500,000  New York State Mortgage Revenue
            6.250%, 04/01/10                     AA      --   532,800
   500,000  New York State Urban Development
            Corp., 6.2500%, 01/01/09.          Baa1     BBB   533,045
   650,000  New York State Urban Development
            Corp., 5.700%, 04/01/05            Baa1     BBB   674,512
   500,000  Niagara Falls, NY Bridge Commission,
            5.125%, 10/01/08                    Aaa     AAA   504,350
   560,000  Oneida, Herkimer, 6.600%, 04/01/04. Baa     BBB   597,643
   500,000  Oneida, Herkimer, 6.650%, 04/01/05. Baa     BBB   536,300
   500,000  Syracuse, NY Industrial Development
            Agency, 5.125%,10/15/02              --      AA   506,960
   500,000  Yonkers, NY, 6.000%, 08/01/03.      Aaa     AAA   554,435
                                                           -----------
                                                           14,159,601
                                                           -----------

PORTFOLIO COMPOSITION--continued
Investments as of December 31, 1995

TAX EXEMPT BONDS--CONTINUED
FACE                                               STANDARD
AMOUNT     ISSUER                           MOODY'S& POOR'S VALUE (A)
----------------------------------------------------------------------
           OTHER OBLIGATIONS--21.6%
  $500,000 Guam Airport Authority,
           6.400%, 10/01/05               --          BBB   $514,530
   500,000 Guam Airport Authority,
           6.600%, 10/01/10               --          BBB    512,560
1,000,000  Puerto Rico Highway &
           Transportation Auth.,
           7.162%, 07/01/04.            Baa1           A-  1,071,370
   500,000 Puerto Rico Electric Power
           Authority, 5.900%, 07/01/03  Baa1           A-    534,590
1,135,000  Virgin Islands Public
           Finance Authority,
           7.750%, 10/01/06.              --          BBB  1,274,560
                                                         -----------
                                                           3,907,610
                                                         -----------
           Total Tax Exempt Bonds
           (Identified Cost $17,242,353)                  18,067,211
                                                         -----------
SHORT-TERM INVESTMENTS--1.1%
   191,000 Household Finance Corp.,
           5.500%, 01/03/96                                  190,942
                                                         -----------
           Total Short-Term Investments
                (Identified Cost $190,942).                  190,942
                                                         -----------
            Total Investments--100.8%
           (Identified Cost $17,433,295)(b)               18,258,153
           Cash, receivables and other assets.               472,350
           Liabilities                                     (624,740)
                                                         -----------
           Total Net Assets--100%.                       $18,105,763
                                                         ===========

(a)                                                       See Note 1a.
(b)Federal Tax Information: At December 31,
   1995 the net unrealized appreciation on
   investments based on cost of $17,433,295
   for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost.                                            $847,199
   Aggregate gross unrealized depreciation for
   all investments in which there is an excess of
   tax cost over value.                                     $(22,341)
                                                              --------
   Net unrealized appreciation.                               $824,858
                                                              ========
   As of December 31, 1995, the Fund had a net tax basis capital loss carryforward as follows: Expiring December 31, 2002 $783,505

(c)The ratings shown are believed to be the most recent ratings available at December 31, 1995. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1995. The Fund's adviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.


STATEMENT OF ASSETS & LIABILITIES
December 31, 1995

ASSETS
Investments at value                                       $18,258,153
Cash.                                                            1,035
Receivable for:
Fund shares sold                                                19,492
Accrued interest                                               308,658
Unamortized organization expense                                20,761
Due from investment adviser                                    116,404
Prepaid registration expense                                     6,000
                                                           -----------
                                                            18,730,503
LIABILITIES
Payable for:
Securities purchased                      $489,355
Fund shares redeemed                        82,716
Dividends declared                          17,410
Accrued expenses:
Deferred trustees' fees                        814
Other expenses                              34,445
                                          --------
                                                               624,740
                                                            ----------
NET ASSETS                                                 $18,105,763
                                                           ===========
Net Assets consist of:
Capital paid in.                                           $18,072,718
Distributions in excess of net
investment income                                              (8,308)
Accumulated net realized losses.                             (783,505)
Unrealized appreciation on investments                         824,858
                                                            ----------
NET ASSETS                                                 $18,105,763
                                                           ===========
Computation of net asset value and
offering price:
Net asset value and redemption price
of Class A shares ($16,387,604 divided
by 2,133,260 shares of beneficialinterest)                       $7.68
                                                               =======

Offering price per share (100/97.50 of 7.68)                    $7.88*
                                                               =======

Net asset value and offering price of
Class B shares ($1,718,159 divided by
224,156 shares of beneficial
interest)                                                      $7.67**
                                                               =======

Identified cost of investments                             $17,433,295
                                                           ===========

 * Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of these amounts.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

STATEMENT OF OPERATIONS
Year Ended December 31, 1995

INVESTMENT INCOME
Interest                                                    $1,040,359
----------
Expenses
Management fees                                 $70,795
Service fees--Class A                            40,659
Service and distribution fees--Class B           14,352
Trustees' fees and expenses                      12,249
Administrative Services                          22,124
Custodian                                        64,745
Transfer agent                                   36,659
Audit and tax services                           15,000
Legal.                                           20,147
Printing                                         15,049
Registration.                                    21,554
Amortization of organization expenses             4,543
Miscellaneous                                     6,103
                                              ---------
Total expenses                                  343,979
Less expenses waived by the investment adviser
and distributor                               (209,323)        134,656
 ---------                                                  ----------
Net investment income                                          905,703
REALIZED and UNREALIZED GAIN (LOSS) on
INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS
Realized gain (loss) on:
Investments--net                                362,457
Futures contracts--net                        (199,524)
Options contracts--net.                          38,662
                                              ---------
Total realized gain on investment
transactions                                    201,595
                                              ---------
Unrealized appreciation (depreciation) on:
Investments--net1,287,916
Futures contracts--net.                         (1,615)
Options contracts--net                            6,354
                                              ---------
Total unrealized appreciation on investments,
futures and options contracts                 1,292,655
                                              ---------
Net gain on investment transactions                          1,494,250
                                                            ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  $2,399,953
                                                            ==========

STATEMENT OF CHANGES IN NET ASSETS

                                           YEAR ENDED       YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,
                                                 1994             1995
                                         ------------     ------------
FROM OPERATIONS
Net investment income                     $1,044,073$          905,703
Net realized gain (loss) on
investment transactions.                    (982,288)          201,595
Unrealized appreciation (depreciation) on
investment
transactions                                (973,749)        1,292,655
                                            ---------      -----------
Increase (decrease) in net assets from
operations                                  (911,964)        2,399,953
                                            ---------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A                                  (1,010,186)         (842,470)
Class B                                      (45,810)         (63,237)
In excess of net investment income
Class A                                       (6,397)         (16,706)
Class B                                       (1,642)          (1,206)
                                            ---------      -----------
(1,064,035) (923,619)
Decrease in net assets derived from capital
share transactions                       (2,674,079)         (397,301)
                                           ----------       ----------
Total increase (decrease) in net assets   (4,650,078)        1,079,033
NET ASSETS
Beginning of the year                      21,676,808       17,026,730
                                            ---------      -----------
End of the year.                          $17,026,730      $18,105,763
                                          ===========      ===========
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME
Beginning of the year                         $11,923          $ 9,143
                                       ==============       ==========
End of the year.                               $9,143         $(8,308)
                                      ===============       ==========

FINANCIAL HIGHLIGHTS

                                                CLASS A
                                 -------------------------------------
                                 APRIL 23,(A)
                                      THROUGH  YEAR ENDED   YEAR ENDED
                                 DECEMBER 31,DECEMBER 31, DECEMBER 31,
                                         1993        1994         1995
                                        -----       -----        -----
Net Asset Value,
Beginning of Period.                    $7.50      $7.76         $7.07
                                     -------      -------     --------
Income From Investment Operations
Net Investment Income                    0.26        0.37         0.38
Net Realized and Unrealized Gain
(Loss) on Investments.                   0.29      (0.68)         0.62
                                      -------     -------      -------
Total From Investment Operations.        0.55      (0.31)         1.00
                                      -------     -------      -------
Less Distributions
Distributions From Net Investment
Income                                 (0.25)      (0.38)       (0.39)
Distributions in Excess of Net
Investment Income.                     (0.04)        0.00         0.00
Total Distributions                    (0.29)      (0.38)       (0.39)
                                      -------     -------      -------
Net Asset Value, End of Period.         $7.76     $7.07 $         7.68
                                      =======     =======      =======
Total Return (%)(d).                      7.4       (4.1)         14.5
Ratio of Operating Expenses to
Average Net Assets (%)(b)            0.70(c)         0.70         0.70
Ratio of Net Investment Income to
Average Net Assets (%).              4.88(c)         5.13         5.18
Portfolio Turnover Rate (%).           121(c)        219           155
Net Assets, End of Period (000)      $ 21,122   $ 15,875       $16,388

(a)  Commencement of operations.
(b) Commencing April 23, 1993 expenses were voluntarily limited to 0.70% of Class A average net assets. See Note 4. The ratio of operating expenses to average net assets without giving effect to this expense limitation would have been 2.11% (annualized) for the period ended December 31, 1993, 1.79% for the year ended December 31, 1994 and 1.88% for the year ended December 31, 1995.
(c)  Computed on an annualized basis.
(d) A sales charge of 2.50% (maximum) was not reflected in total return calculations. Periods less than one year are not annualized.

FINANCIAL HIGHLIGHTS

                                               CLASS B
                            -------------------------------------------
                             SEPTEMBER 13,(A)
                                      THROUGH   YEAR ENDED  YEAR ENDED
                                 DECEMBER 31, DECEMBER 31,DECEMBER 31,
                                         1993         1994        1995
                                      -------      -------     -------
Net Asset Value,
Beginning of Period                    $ 7.85       $ 7.76      $ 7.06
                                      -------      -------     -------
Income From Investment Operations
Net Investment Income                    0.10         0.32        0.33
Net Realized and Unrealized Gain
(Loss) on Investments                  (0.05)       (0.69)        0.62
                                      -------      -------     -------
Total From Investment Operations.       0.05        (0.37)        0.95
                                      -------      -------     -------
Less Distributions
Distributions From Net Investment
Income                                 (0.10)       (0.33)      (0.34)
Distributions in Excess
of Net Investment Income              (0.04)          0.00        0.00
                                      -------      -------     -------
Total Distributions                    (0.14)       (0.33)      (0.34)
                                      -------      -------     -------
Net Asset Value, End of Period         $ 7.76       $ 7.06      $ 7.67
                                      =======      =======     =======
Total Return (%)(d)                       0.5        (4.9)        13.7
Ratio of Operating Expenses to
Average  Net Assets (%)(b)            1.45(c)         1.45        1.45
Ratio of Net Investment Income to
Average Net Assets (%)                3.68(c)         4.38        4.43
Portfolio Turnover Rate (%).           121(c)         219          155
Net Assets, End of Period (000)          $555       $1,152      $1,718

(a)  Commencement of operations.
(b) Commencing September 13, 1993 expenses were voluntarily limited to 1.45% of Class B average net assets. See Note 4. The ratio of operating expenses to average net assets without giving effect to this expense limitation would have been 2.86% (annualized) for the period ended December 31, 1993, 2.54% for the year ended December 31, 1994 and 2.63% for the year ended December 31, 1995.
(c)  Computed on an annualized basis.
(d)  Periods less than one year are not annualized.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 2.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment adviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which, when combined with accrued interest or discount earned, approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the

December 31, 1995

accrual  basis.  Interest  income is increased  by  the  accretion  of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS AND FUTURES. CALLS AND PUTS. The Fund may write (sell) call and put options on securities to manage its exposure to interest rates and the bond market. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current value of a written option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The premium paid by a Fund for the purchase of a call or a put option is included in the asset section of the Fund's statement of assets and liabilities as an investment and subsequently adjusted to the current market value of the option. The current value of a purchased option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

December 31, 1995

INTEREST RATE FUTURES CONTRACTS

The Fund may enter into interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange, currently up to $3,000 per contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the fund may not be able to close out its futures positions due to an illiquid secondary market.

The risk in writing a call option is that the fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the fund assumes the risk of incurring a loss if the market price decreases and the option is exercised. In addition, there is the risk the fund may not be able to enter into a closing transaction because of an illiquid secondary market.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

December 31, 1995

F. REPURCHASE AGREEMENTS.     The Fund, through its custodian,
receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in 1993 in connection with the Fund's organization and initial registration amounted to $27,000 and were paid by the Fund. These costs are being amortized over 60 months beginning April 23, 1993.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1995 were $26,527,248 and $26,384,568, respectively.

Investments in written options and futures contracts for the Fund for the year ended December 31, 1995 are summarized as follows:

                                          SALES OF FUTURES CONTRACTS
                                  ------------------------------------
                                        NUMBER OF       AGGREGATE FACE
                                        CONTRACTS   VALUE OF CONTRACTS
                                  ---------------   ------------------
Open December 31, 1994.                        40     $      3,997,396
Contracts opened                             183            20,099,186
Contracts closed                            (223)         (24,096,582)
                                  ---------------   ------------------
Open at December 31, 1995                       0     $              0
                                  ===============   ==================

                                             WRITTEN OPTIONS
                                    ----------------------------------
                                        NUMBER OF             PREMIUMS
                                        CONTRACTS             RECEIVED
                                  ---------------   ------------------
Open December 31, 1994                         40     $         10,990
Contracts opened                              345              138,539
Contracts closed                           (385)             (149,529)
                                  ---------------   ------------------
Open at December 31, 1995.                      0     $              0
                                  ===============   ==================

December 31, 1995

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1995, the Fund incurred management fees payable to its investment adviser, Back Bay Advisors. Certain officers and directors of the adviser are also officers or trustees of the Trust. Back Bay Advisors is a wholly owned subsidiary of New England Investment Companies L.P. ("NEIC"), which is a majority owned subsidiary of New England Mutual Life Insurance Company. The management agreement in effect during the year ended December 31, 1995 provided for fees as set forth below:

FEES EARNED    ANNUAL PERCENTAGE RATE   ANNUAL NET ASSET VALUE LEVELS
-----------    ----------------------   -----------------------------
$70,795 (a)    0.400%                   the first $200 million
               0.375%                   the next $300 million
               0.350%                   the excess over $500 million

(a) Before reduction pursuant to voluntary expense limitations. See
Note 4.

Effective January 1, 1996, New England Funds Management, L.P. became the adviser for the Fund with the aforementioned adviser being retained as the Fund's sub-adviser.

B. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds, L.P. ("New England Funds") a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid New England Funds $40,659 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1996 is $222,162.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services

December 31, 1995

to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid New England Funds $3,588 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1995, the Fund paid New England Funds $10,764 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1995 amounted to $47,388.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1995, the Fund paid New England Funds $28,729 as compensation for its services in that capacity.

D. ADMINISTRATIVE SERVICES FEE. New England Funds provides the Fund with office space, facilities and equipment services of executive and other personnel and certain administrative services all under an Administrative Services Agreement. Under this agreement the Fund pays New England Funds a fee at the annual rate of 0.125% of the Fund's average daily net assets. New England Funds waived its entire fee of $22,124 for the year ended December 31, 1995 because total Fund expenses exceeded the Fund's voluntary expense limitation. See Note 4.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Back Bay Advisors, New England Funds, New England Investment Companies or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

          Annual Retainer                         $800
          Meeting Fee                             $125/meeting
          Committee Meeting Fee                   $75/meeting
          Committee Chairman Retainer             $125/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

December 31, 1995

4. EXPENSE LIMITATIONS. Commencing April 23, 1993 and until further notice to the Fund, Back Bay Advisors and New England Funds have voluntarily agreed to reduce management and administrative services fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and effective September 13, 1993, 1.45% of Class B average daily net assets. As a result of the Fund's expenses exceeding the foregoing voluntary limitation during the year ended December 31, 1995 Back Bay Advisors waived its entire management fee of $70,795 and New England Funds waived its entire administrative services fee of $22,124.

5. CONCENTRATION OF CREDIT. The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of New York municipal securities than is a comparable municipal bond fund that is not as concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of New York municipal securities to meet their financial obligations.

December 31, 1995

6.   CAPITAL SHARES.     At December 31, 1995 there was an unlimited
number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:


                                   YEAR ENDED               YEAR ENDED
                           DECEMBER 31, 1994         DECEMBER 31, 1995
                           ------------------       ------------------
CLASS A                  SHARES        AMOUNT     SHARES        AMOUNT
-------                 -------       -------    -------       -------
Shares sold             757,009      $5,624,5 18 328,489   $ 2,436,764
Shares issued in
connection with
the reinvestment of:
Distributions from net
investment income        68,560       502,549   76,60356         9,995
                    -----------   -----------   --------    ----------
                        825,569    6,127,067     405,092     3,006,759
Shares repurchased  (1,300,616)   (9,499,367)  (518,447)   (3,851,270)
                    -----------   -----------   --------    ----------
Net decrease         (475,047)   $(3,372,300)  (113,355)    $(844,511)
                     ==========   ===========  =========    ==========

                                   YEAR ENDED               YEAR ENDED
                           DECEMBER 31, 1994         DECEMBER 31, 1995
                           ------------------       ------------------
CLASS B                  SHARES        AMOUNT     SHARES        AMOUNT
-------                 -------       -------    -------       -------
Shares sold.            112,717     $850,564     106,519      $788,060
Shares issued in
connection
with the reinvestment of:
Distributions from net
investment
income                    4,774        34,778     6,181         45,940
                    -----------   -----------   --------    ----------

                        117,491      885,342     112,700       834,000
Shares repurchased.    (25,760)     (187,121)   (51,795)     (386,790)
                    -----------   -----------   --------    ----------

Net increase             91,731      $698,221     60,905      $447,210
                    ===========   ===========   ========     =========
Decrease derived from
capital shares
transactions.         (383,316)  $(2,674,079)   (52,450)    $(397,301)
                    ===========   ===========   ========     =========

----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of New England Funds Trust II and the Shareholders of the NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of the New England Intermediate Term Tax Free Fund of New York as of December 31, 1995, and the related statement of operations for the year ended and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New England Intermediate Term Tax Free Fund of New York as of December 31, 1995 the results of its operations for the year then ended and the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 2, 1996

SHAREHOLDER MEETING
(unaudited)
At a special shareholders' meeting held on December 28, 1995, shareholders ofthe Intermediate Term Tax Free Fund of New York voted for the following proposals:

                                           VOTED  ABSTAINED    BROKER
                            VOTED FOR    AGAINST      VOTESNON-VOTES   TOTAL VOTES
                           ----------   --------  --------- ---------  -----------
1.                     To approve new
 investment advisory
 arrangements to be
 effective upon the
 merger of New England
 Mutual Life Insurance
 Company into
 Metropolitan Life
 Insurance Company, such
 arrangements to be
 substantially identical
 to the investment
 advisory arrangements
 in effect for the Fund
 immediately prior to
 such merger            1,246,275.807 59,277.788 16,367.723           1,321,921.318
                        ============= ========== ==========
2.                   To approve a new
 Advisory Agreement
 between the Fund and
 New England Funds
 Management, L.P.
 ("NEFM")               1,242,574.743 60,941.666 18,404.909           1,321,921.318
                        ============= ========== ==========
3.               To approve a related
 Sub-Advisory Agreement
 between NEFM and such
 Fund's current
 investment adviser     1,244,283.179 61,942.213 15,695.926           1,321,921.318
                        ============= ========== ==========

SAVING FOR RETIREMENT

AN EARLY START CAN MAKE A BIG DIFFERENCE

With todayOs lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way youOve dreamed of will require considerable financial resources. While itOs never too late to start a retirement savings program, itOs certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer - for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg?
For the answer, look at the chart.

AN EARLY START CAN MAKE A BIG DIFFERENCE
[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]
Investor A - Begins at age 30 for 10 years:
Age                Growth of Investments
30                                $2,000
35                               $15,431
40                               $35,062
45                               $90,943
55                              $146,464
60                              $235,882
65                              $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                Growth of Investments
40                                $2,000
45                               $15,431
50                               $37,062
55                               $71,899
60                              $128,005
65                              $216,364

Assumes   10%   hypothetical  appreciation.  For  illustrative   purposes   only
and not indicative of future performance of any New England Fund.

Investor  A  invested  $20,000,  less  than  half  of  investor  BOs  commitment
- and for less than half the time. Yet investor A wound up with a much greater retirement nest egg. The reason? ItOs all thanks to an early start.

New   England   Funds   has   prepared  a  number  of   informative   retirement
planning   guides.   Call   your  financial  representative   or   New   England
Funds today, and ask for the guide that best fits your personal needs.

REGULAR INVESTING PAYS

FIVE GOOD REASONS TO INVEST REGULARLY
1.   ItOs an easy way to build assets
2.   ItOs convenient and effortless
3.   It requires a low minimum to get started
4. It can help you reach important long-term goals like retirement or college funding
5.   It can help you benefit from the ups and downs of the market
     With Investment Builder, New England FundsO automatic investment program, you can invest as little as $50 a month in your New England Fund automatically - without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

THE POWER OF MONTHLY INVESTING

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]
Monthly investments of $50

Years                Growth of Monthly Investments
0                                               $0
5                                           $3,661
10                                          $9,040
15                                         $16,943
20                                         $28,555
25                                         $45,618

Monthly investments of $100

Years                Growth of Monthly Investments
0                                               $0
5                                           $7,322
10                                         $18,079
15                                         $33,886
20                                         $57,111
25                                         $91,236
Monthly investments of $200

Years                Growth of Monthly Investments
0                                               $0
5                                          $14,643
10                                         $36,158
15                                         $67,772
20                                        $114,222
25                                        $182,472
Monthly investments of $500

Years                Growth of Monthly Investments
0                                               $0
5                                          $36,608
10                                         $90,396
15                                        $169,429
20                                        $285,555
25                                        $456,181
For   illustrative   purposes   only.  These  figures   represent   hypothetical
accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New
England Fund account, or with any of our other funds. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

INFORMATION ON CALL
YOU CAN CALL NEW ENGLAND FUNDS DAY OR NIGHT
Do you like to keep on top of your New England Funds but canOt always call us during regular business hours? With Tele#Facts, New England FundsO 24-hours a day automated telephone system, you can call us any time thatOs convenient for you - day or night!
By calling 1-800-346-5984 from any Touch-Tone" telephone, you can:
- Check the current value of your New England Fund account
- Find out the current yield and total return on any New England Fund
- Buy, sell or exchange fund shares

Just remember to have these four items with you before calling:
1.YOUR PERSONAL IDENTIFICATION NUMBER which is the last four digits of your Social Security number
2.THE FUND NUMBER - two- or three-digit number listed on the Tele#Facts wallet card
3.FUNCTION NUMBER - listed on the Tele#Facts wallet card
4.ACCOUNT NUMBER - listed on all your statements

You can get the information you need to use Tele#Facts from the back of your statement. If you need another Tele#Facts wallet card or have questions about getting started, please call us at 1-800-225-5478.

So go ahead and give Tele#Facts a try. We think youOll enjoy this easy-to-use and convenient service from New England Funds!

NEW ENGLAND FUNDS

                              STOCK FUNDS

                         Growth Fund of Israel
                       International Equity Fund
                          Star Worldwide Fund
                              Growth Fund
                          Star Advisers Fund
                          Capital Growth Fund
                               Value Fund
                       Growth Opportunities Fund
                             Balanced Fund

                              BOND FUNDS

                           High Income Fund
                         Strategic Income Fund
                       Government Securities Fund
                            Bond Income Fund
                   Limited Term U.S. Government Fund
                  Adjustable Rate U.S. Government Fund

                           TAX EXEMPT FUNDS

                         Municipal Income Fund
                   Massachusetts Tax Free Income Fund
             Intermediate Term Tax Free Fund of California
              Intermediate Term Tax Free Fund of New York

                          MONEY MARKET FUNDS

                         Cash Management Trust
                         - Money Market Series
                         - U.S. Government Series
                     Tax Exempt Money Market Trust

               To learn more, and for a free prospectus,
                contact your financial representative.

                        New England Funds, L.P.
                          399 Boylston Street
                           Boston, MA  02116
                        Toll Free  800-225-5478

 This material is authorized for distribution to prospective investors when it is preceded or accompanied by the FundOs current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

Bulk Rate
U.S. Postage
Paid
Brockton, MA
Permit No. 770

[LOGO]
NEW ENGLAND FUNDS
WHERE THE BEST MINDS MEET

399 Boylston Street
Boston, Massachusetts
02116

[LOGO]
QUALITY
TESTED SERVICE
1996
DALBAR
HONORS COMMITMENT TO:
INVESTORS

NY56

[RECYCLE LOGO] PRINTED ON RECYCLED PAPER

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OSee accompanying notes to financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points, leaders and similar graphic symbols are omitted.

(7)  Page numbering is different.